DELCATH SYSTEMS, INC.

                            2004 STOCK INCENTIVE PLAN

                              Stock Grant Agreement



To: [NAME]


     We are pleased to notify you that, by action of the Compensation and Stock Option Committee (hereinafter called the "Committee") on [DATE] a stock grant of [NUMBER] shares of the Common Stock, $0.01 par value, of Delcath Systems, Inc. (herein called the "Company"), was approved pursuant to the Company's 2004 Stock Incentive Plan (the "2004 Plan"). Pursuant to Section 9.1 of the 2004 Plan, please confirm your acceptance of this stock grant by signing below and returning this agreement to the Company.

     We urge you to review this opportunity carefully and consult with your own tax advisor prior to accepting the grant so that you understand the tax consequences of your receiving this grant. By your signature hereto, you also acknowledge receipt of a copy of the Company's Prospectus dated October 21, 2004 relating to the 2004 Plan.



                                      Sincerely yours,

                                      DELCATH SYSTEMS, INC.


                                      By:_______________________________
                                           [NAME]
                                           [TITLE]:



Agreed to and Accepted

this ___ day of [DATE].


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[NAME]